EATON VANCE TAX FREE RESERVES Supplement to Prospectus dated May 1, 2008

The following replaces the first paragraph under
“Management and Organization”:

Management. The Fund’s investment adviser is Eaton
Vance Management (“Eaton Vance”), with offices at The
Eaton Vance Building, 255 State Street, Boston,
Massachusetts 02109. Eaton Vance has been managing
assets since 1924 and managing mutual funds since 1931.
Eaton Vance and its affiliates currently manage over $150
billion on behalf of mutual funds, institutional clients and individuals.

   May 28, 2008                                                             TFRPS